EXECUTION COPY



                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 8, 2002 among NORTEL NETWORKS LIMITED and the BANKS listed on the signature pages hereof (the "Banks").

                              W I T N E S S E T H :

         WHEREAS, Nortel Networks Limited and the banks parties thereto have heretofore entered into a 364 Day Credit Agreement dated as of April 12, 2000 among Nortel Networks Limited, the banks and co-agents parties thereto and J.P. Morgan Bank Canada, as Administrative Agent, as amended by the Amended and Restated Credit Agreement dated as of April 11, 2001 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement to extend the termination date for an additional period of less than one year, to delete the term-out option, to increase pricing and to provide for a reduction in commitments, as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Extension of Revolving Credit Period. The definition of "Termination Date" in Section 1.01 of the Agreement is amended to replace "April 10, 2002" with "April 7, 2003".

         SECTION 3. Deletion of Term-Out Option. (a) Section 2.01 of the Agreement is amended to replace subsection (b) thereof with the following:

                  (b) [intentionally deleted]

          (b)   The second sentence of Section 2.06 is deleted.

         SECTION 4. Pricing Increase. (a) Section 1.01 of the Agreement is amended to add the following definitions in appropriate alphabetical order:

                           "Euro-Dollar Margin" means a rate per annum
                  determined in accordance with the Pricing Schedule.

                           "Pricing Schedule" means the schedule attached hereto
                  as Annex A.

          (b) Section 2.07(b) of the Agreement is amended to delete the definitions of "Euro-Dollar Margin" and "Utilization".

          (c) Section 2.08(a) of the Agreement is amended to replace the words "rate per annum of 0.05%" in the second line thereof with the words "Facility Fee Rate determined daily in accordance with, and as defined in, the Pricing Schedule".

          (d) The Agreement is amended to add immediately before Exhibit A to the Agreement the Pricing Schedule attached hereto.

         SECTION 5. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts; Effectiveness; Reduction in Commitments. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Administrative Agent shall have received:

          (a) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Administrative Agent for the account of each Bank of an amendment fee equal to 0.125% of such Bank's Commitment (after giving effect to the reduction referred to below);

          (c) an opinion of Nicholas J. DeRoma, Chief Legal Officer of the Company, substantially in the form of Exhibit A hereto; and

          (d) all documents the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of the Agreement as amended by this Amended and Restated Credit Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

         On the effective date of this Amended and Restated Credit Agreement, the Commitments shall be reduced automatically by $131,428,571.00.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.


                                       NORTEL NETWORKS LIMITED


                                       By:
                                           ------------------------------
                                       Name:
                                       Title:


                                       By:
                                           ------------------------------
                                       Name:
                                       Title:

                                      BANKS

         By signing below, each Bank confirms that it is a resident of Canada for the purposes of withholding tax pursuant to Part XIII of the Income Tax Act of Canada.


                                       Name of Bank:



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       By
                                          ------------------------------
                                          Name:
                                          Title:

                                                      ANNEX A - Pricing Schedule

                                PRICING SCHEDULE

                  Each of "Euro-Dollar Margin" and "Facility Fee Rate" means, for any date, the rate set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

-------------------------------------------------------------------------------------------------
                                   Level I   Level II   Level III   Level IV  Level V   Level VI
-------------------------------------------------------------------------------------------------
Euro-Dollar
Margin:
  Utilization < 33.3%               0.775%    1.00%       1.20%      1.50%     1.625%    1.75%
  Utilization > 33.3% but < 66.6%   0.90%     1.125%      1.325%     1.625%    1.75%     1.875%
  Utilization > 66.66%              1.15%     1.375%      1.575%     1.875%    2.00%     2.125%
Facility Fee Rate                   0.10%     0.125%      0.175%     0.25%     0.375%    0.50%
-------------------------------------------------------------------------------------------------

         For purposes of this Schedule, the following terms have the following meanings:

         "Level I Pricing" applies at any date if, at such date, the Company's long- term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's, except as provided below under "Split Rating".

         "Level II Pricing" applies at any date if, at such date, (i) the Company's long-term debt is rated BBB or higher by S&P or Baa2 or higher by Moody's, and (ii) Level I Pricing does not apply, except as provided below under "Split Rating".

         "Level III Pricing" applies at any date if, at such date, (i) the Company's long-term debt is rated BBB- or higher by S&P or Baa3 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies, except as provided below under "Split Rating".

         "Level IV Pricing" applies at any date if, at such date, (i) the Company's long-term debt is rated BB+ or higher by S&P and Ba1 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing or Level III Pricing applies, except as provided below under "Split Rating".

         "Level V Pricing" applies at any date if, at such date, (i) the Company's long-term debt is rated BB or higher by S&P and Ba2 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing or Level IV applies, except as provided below under "Split Rating".

         "Level VI Pricing" applies at any date if, at such date, none of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies.

         "Moody's" means Moody's Investors Service, Inc.

         "Pricing Level" refers to the determination of which of Level I, Level II Level III, Level IV, Level V or Level VI applies at any date.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Utilization" means, on any day, the percentage equivalent of a fraction, (i) the numerator of which is the aggregate outstanding principal amount of the Loans on such day, after giving effect to any borrowing or payment on such day, and (ii) the denominator of which is the aggregate amount of the Commitments on such day, after giving effect to any reduction of the Commitments on such day.

         "Split Rating" applies if the Company has a split rating and the ratings differential is two levels or more, in which case the ratings at midpoint will apply. If there is no midpoint rating, the higher of the two intermediate ratings will apply, except that if one rating is at Level III Pricing and the other rating is at Level IV Pricing, Level IV Pricing shall apply.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                                                       EXHIBIT A



                                   OPINION OF
                             COUNSEL FOR THE COMPANY


                                                              April 8, 2002


To the Banks and the Administrative Agent
  Referred to Below
c/o J.P. Morgan Bank Canada, as Administrative Agent
200 Bay Street, Suite 1800
Royal Bank Plaza, South Tower
Toronto, Ontario M5J 2J2

Dear Sirs:

         I am the Chief Legal Officer of Nortel Networks Limited (the "Corporation") and give this opinion pursuant to Section 6(c) of the Amended and Restated Credit Agreement dated as of April 8, 2002 among the Corporation and the banks (the "Banks") parties thereto (the "Amended and Restated Credit Agreement") amending the 364 Day Credit Agreement dated as of April 12, 2000 among the Corporation, the banks and co-agents parties thereto and J.P. Morgan Bank Canada, as Administrative Agent (as previously amended and in effect prior to the effectiveness of the Amended and Restated Credit Agreement, the "Existing Credit Agreement", and as amended by the Amended and Restated Credit Agreement, the "Amended Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

         In rendering this opinion, I have assumed:

                  (a) the signatures on the documents I have examined are originals; and

                  (b) with respect to the valid, binding and enforceable nature of the

         Amended and Restated Credit Agreement, the Amended Credit Agreement and the Notes and the delivery of the Amended and Restated Credit Agreement, the laws of the State of New York are the same as the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         The opinions expressed herein are subject to the following qualifications:

                  (a) enforceability of the Amended and Restated Credit Agreement, the Amended Credit Agreement and the Notes may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

                  (b) enforceability of the Amended and Restated Credit Agreement and the Amended Credit Agreement and the Notes may be limited by general principles of equity, including the fact that equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

                  (c) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars;

                  (d) any requirement to pay interest at a greater rate after than before default may not be enforceable if the same is construed by a court to constitute a penalty or is contrary to the Interest Act (Canada); and

                  (e) the enforceability of a provision which purports to waive any statutory rights may not be enforceable.

         In expressing the opinions stated in 1, 2 and 3 below, I have relied exclusively upon the opinion of Blair F. Morrison, Assistant Secretary of the Corporation, dated the date hereof (the "Opinion"), a copy of which is attached hereto as Schedule A. The opinions expressed herein are limited in scope to the matters addressed in the Opinion, and to the extent any such opinion is stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exemption, the opinions expressed herein in reliance on such opinion are based upon the same assumption, are given in reliance on the same certificate or document, and are subject to the same limitation, qualification or exemption. I have reviewed the Opinion and found it to be satisfactory in form and scope to address the matter for which it has been relied upon by me herein.

Upon the basis of the foregoing, I am of the opinion that:

         1. The Corporation is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement.

         2. The execution and delivery by the Corporation of the Amended and Restated Credit Agreement and the performance by the Corporation of the Amended Credit Agreement (i) are within the Corporation's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, except for any such filing required pursuant to Section 5.04 of the Amended Credit Agreement and (iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Corporation or any contractual restriction, order, decree or other instrument binding upon the Corporation or any of its Subsidiaries, except in the case of (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement.

         3. Assuming the execution and delivery of the Amended and Restated Credit Agreement and the Existing Credit Agreement and the performance of the Amended Credit Agreement by each of the parties thereto, other than the Corporation, are within such persons' corporate powers and have been duly authorized by all necessary corporate action and that the Amended and Restated Credit Agreement and the Existing Credit Agreement have been duly executed and delivered by each of such parties, other than the Corporation, each of the Amended and Restated Credit Agreement and the Amended Credit Agreement constitutes a valid and binding agreement of the Corporation and each Note constitutes a valid and binding obligation of the Corporation, in each case enforceable in accordance with its terms.

         4. To the best of my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Corporation or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement, or which in any manner draws into question the validity of the Amended Credit Agreement except as disclosed in the Corporation's periodic reports and the Securities Exchange Act of 1934, as amended.

                                                Yours truly,

                                                Nicholas J. DeRoma
                                                Chief Legal Officer

                                                                      Schedule A


April 8, 2002



Mr. N.J. DeRoma
Chief Legal Officer
Nortel Networks Limited
8200 Dixie Road, Suite 100
Brampton, Ontario
L6T 5P6

Dear Sir:

I am Assistant Secretary of Nortel Networks Limited (the "Corporation"). I understand that you will rely on this opinion letter in connection with the delivery of your opinion pursuant to Section 6(c) of the Amended and Restated Credit Agreement dated as of April 8, 2002 among the Corporation and the banks (the "Banks") parties thereto (the "Amended and Restated Credit Agreement") amending the 364 Day Credit Agreement dated as of April 12, 2000 among the Corporation, the banks and co-agents parties thereto and J.P. Morgan Canada, as Administrative Agent (as previously amended and in effect prior to the effectiveness of the Amended and Restated Credit Agreement, the "Existing Credit Agreement", and as amended by the Amended and Restated Credit Agreement, the "Amended Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

In rendering this opinion, I have assumed:

(a)  the signatures on the documents I have examined are originals; and

(b) with respect to the valid, binding and enforceable nature of the Amended and Restated Credit Agreement, the Amended Credit Agreement and the Notes and the delivery of the Amended and Restated Credit Agreement, the laws of the State of New York are the same as the laws of the Province of Ontario and the federal laws of Canada applicable therein.

I am qualified to practice law solely in the Province of Ontario, Canada and express no opinion as to any laws or matters governed by any laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein.

The opinions expressed herein are subject to the following qualifications:

(a) enforceability of the Amended and Restated Credit, the Amended Credit Agreement and the Notes may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

(b) enforceability of the Amended and Restated Credit Agreement, the Amended Credit Agreement and the Notes may be limited by general principles of equity, including the fact that equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

(c) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars;

(d) any requirement to pay interest at a greater rate after than before default may not be enforceable if the same is construed by a court to constitute a penalty or is contrary to the Interest Act (Canada); and

(e) the enforceability of a provision which purports to waive any statutory rights may not be enforceable.

Upon the basis of the foregoing, I am of the opinion that:

(a) the Corporation is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement;

(b) the execution and delivery by the Corporation of the Amended and Restated Credit Agreement and the performance by the Corporation of the Amended Credit Agreement (i) are within the Corporation's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, except for any such filing required pursuant to Section 5.04 of the Amended Credit Agreement and (iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Corporation or any contractual restriction, order, decree or other instrument binding upon the Corporation or any of its Subsidiaries, except in the case of (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement; and

(c) Assuming the execution and delivery of the Amended and Restated Credit Agreement and the Existing Agreement and the performance of the Amended and Restated Credit Agreement by each of the parties thereto, other than the Corporation, are within such persons' corporate powers and have been duly authorized by all necessary corporate action, and that the Amended and Restated Credit Agreement and the Existing Credit Agreement have been duly executed and delivered by each of such parties, other than the Corporation, each of the Amended and Restated Credit Agreement and the Amended Credit Agreement constitutes a valid and binding agreement of the Corporation, and each Note constitutes a valid and binding obligation of the Corporation, in each case enforceable in accordance with its terms.

This opinion is furnished solely for your benefit in connection with the aforementioned delivery of your opinion letter (including as an attachment to your opinion) in connection with the Amended and Restated Credit Agreement and is not to be used, circulated or quoted or otherwise referred to for any other purpose.

                                    Yours truly,


                                    Blair F. Morrison
                                    Assistant Secretary